As filed with the Securities and Exchange Commission on November 2, 2004

File Nos. 333-96785

811-08306

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 6	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 38	☒

(Check Appropriate Box or Boxes)

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

(Exact Name of Registrant)

FIRST METLIFE INVESTORS INSURANCE COMPANY (Name of Depositor)
200 Park Avenue New York, New York	10166
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

(Depositor’s Telephone Number, including Area Code)

(800) 989-3752

(Name and Address of Agent for Service)

Richard C. Pearson

Executive Vice President

First MetLife Investors Insurance Company

22 Corporate Plaza Drive

Newport Beach, CA 92660

(949) 629-1317

Copies to:

W. Thomas Conner

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, NW

Washington, DC 20004-2415

(202) 383-0590

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b) of Rule 485.

☐	on (date) pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Registered: Individual Variable Annuity Contracts

The prospectus and the statement of additional information dated May 1, 2004, as supplemented, for the Class L contracts included in Post-effective Amendment No. 2 to the registration statement on Form N-4 (File No. 333-96785) filed on April 29, 2004 pursuant to paragraph (b) of Rule 485 are incorporated herein by reference.

The prospectus dated November 22, 2004 and the supplement dated November 22, 2004 to the statement of additional information dated May 1, 2004, for the Class L 4 year contracts included in Post-effective Amendment No. 5 to the registration statement on Form N-4 (File No. 333-96785) filed on September 27, 2004 pursuant to paragraph (b) of Rule 485 are incorporated herein by reference.

METLIFE INVESTORS INSURANCE COMPANY

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE

FIRST METLIFE INVESTORS INSURANCE COMPANY

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

METLIFE INVESTORS USA INSURANCE COMPANY

METLIFE INVESTORS USA SEPARATE ACCOUNT A

SUPPLEMENT DATED NOVEMBER 3, 2004

TO

PROSPECTUSES DATED MAY 1, 2004 (as supplemented)

This Supplement updates information contained in the prospectuses dated May 1, 2004 (as supplemented), for the Class/Series VA, XC, L, and C variable annuity contracts (the “contracts”) issued by MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company and MetLife Investors USA Insurance Company (“we”, “us”, or “our”). This Supplement should be read and kept together with your contract prospectus for future reference. If you do not have a copy of the prospectus (or the supplement(s) to the prospectus), write to us at 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901 or call us at (800) 343-8496 to request a free copy.

MetLife Asset Allocation Program

Effective as of the close of business on November 19, 2004, the asset allocation program currently offered in connection with the contracts, “The Asset Allocation Solution,” will be terminated and a new program, the “MetLife Asset Allocation Program,” will be available.

Contract owners may allocate new purchase payments to the MetLife Asset Allocation Program effective November 22, 2004.

Contract owners that participated in The Asset Allocation Solution and all other contract owners may transfer all or a portion of their account value to one or more of the portfolios under the MetLife Asset Allocation Program. Transfer requests received on or before November 19, 2004 will be processed at the applicable investment portfolio net asset values calculated on that date. Transfer requests received after that date will be processed on the date received or the next occurring business day at that day’s net asset value.

Contract owners considering a transfer of account value from investment portfolios within The Asset Allocation Solution to the portfolios within the MetLife Asset Allocation Program (the “MetLife asset allocation portfolios” or “Portfolios”) should keep in mind that these Portfolios may invest in different investment portfolios than those in The Asset Allocation Solution strategies, and the MetLife asset allocation portfolios will have management fees and administrative expenses of the type associated with the other investment portfolios available under the contracts.

Contract owners that participated in The Asset Allocation Solution that do not elect to transfer their account value to a MetLife asset allocation portfolio will continue to remain invested in their current investment portfolios. However, those contract owners’ account values will no longer be automatically reallocated or updated annually, and contract owners and their investment professionals will be responsible for any reallocation of their investment mix.

SUPP - FF - VA, XC, L, C

Description of the MetLife Asset Allocation Program

The MetLife Asset Allocation Program consists of the following five MetLife asset allocation portfolios (Class B), each of which is a portfolio of the Met Investors Series Trust. Met Investors Advisory, LLC (“Met Investors Advisory”), an affiliate of ours, is the investment manager of the MetLife asset allocation portfolios.

MetLife Asset Allocation Portfolios
MetLife Defensive Strategy Portfolio
MetLife Moderate Strategy Portfolio
MetLife Balanced Strategy Portfolio
MetLife Growth Strategy Portfolio
MetLife Aggressive Strategy Portfolio

Each Portfolio is well diversified and was designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in the Class A shares of other investment portfolios of the Met Investors Series Trust or of the Metropolitan Series Fund, Inc., which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable. Each Portfolio has a target allocation among the three types of asset classes (equity, fixed income and cash/money market). Met Investors Advisory establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the underlying investment portfolios in which a Portfolio invests based on, among other things, Met Investors Advisory’s investment process, its outlook for the economy, interest rates, financial markets and historical performance of each underlying investment portfolio and/or asset class. At least annually, Met Investors Advisory will evaluate each Portfolio’s asset allocations among equities, fixed income and cash/money market securities including the allocation within such asset classes and may make changes in the target allocations. At least approximately every 90 days, the Portfolios will be rebalanced to their previously established target allocations.

Met Investors Advisory has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Portfolios and investment in the underlying investment portfolios, which may assist Met Investors Advisory in determining the underlying investment portfolios which may be available for investment and with the selection of an allocation of each Portfolio’s investments among the underlying investment portfolios. Met Investors Advisory is responsible for paying the consulting fees.

Fees and Expenses

The Fee Tables and Examples contained in the prospectus for the contracts (as supplemented) describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The following information supplements the “Investment Portfolio Expenses” table in the prospectus.

2

MetLife Asset Allocation Portfolio Expenses

(as a percentage of the average daily net assets of an investment portfolio)

Met Investors Series Trust	MetLife Defensive Strategy Portfolio(1)(2)	MetLife Moderate Strategy Portfolio(1)(2)	MetLife Balanced Strategy Portfolio(1)(2)	MetLife Growth Strategy Portfolio(1)(2)	MetLife Aggressive Strategy Portfolio(1)(2)
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%
12b-1/Service Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.94%	0.52%	0.52%	0.52%	0.94%

Total Annual Portfolio Expenses	1.29%	0.87%	0.87%	0.87%	1.29%
Contractual Expense Subsidy or Deferral	0.94%	0.52%	0.52%	0.52%	0.94%
Net Total Annual Portfolio Expense(3)	0.35%	0.35%	0.35%	0.35%	0.35%
(1)	The Portfolios commenced operations on November 3, 2004 and portfolio expenses are estimated for the year ended December 31, 2004.
(2)	Because the Portfolios invest in other underlying investment portfolios, each Portfolio also will bear its pro-rata portion of the operating expenses of the underlying investment portfolios in which the Portfolio invests, including the management fee, which is not reflected in the above table. The total annual portfolio expenses of the Portfolios, including the operating expenses of the underlying investment portfolios (as of June 30, 2004) in which the Portfolios currently intend to invest, could range from 0.89% to 1.39% for the MetLife Defensive Strategy Portfolio, 0.89% to 1.39% for the MetLife Moderate Strategy Portfolio, 0.89% to 1.39% for the MetLife Balanced Strategy Portfolio, 0.89% to 1.39% for the MetLife Growth Strategy Portfolio and 0.95% to 1.39% for the MetLife Aggressive Strategy Portfolio. Therefore, contract owners may be able to realize lower aggregate expenses by investing directly in the underlying investment portfolios instead of the Portfolios. A contract owner who chooses to invest directly in the underlying investment portfolios would not, however, receive the asset allocation services provided by Met Investors Advisory.
(3)	The Net Total Annual Portfolio Expenses reflect contractual arrangements under which the investment manager of the Portfolios has agreed to waive and/or pay expenses of the Portfolios. Each of these arrangements terminates on April 30, 2006 (excluding optional extensions). Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may be repaid to the investment manager. The Portfolios provided the information on their expenses, and we have not independently verified the information.

3

Description of the MetLife Asset Allocation Portfolios

Brief descriptions of the MetLife asset allocation portfolios are provided below. For additional information about the Portfolios and the underlying investment portfolios in which the Portfolios invest, you should refer to the prospectuses for the Portfolios and the underlying investment portfolios.

MetLife Defensive Strategy Portfolio

Investment Objective: The MetLife Defensive Strategy Portfolio seeks a high level of current income with growth of capital, a secondary objective.

MetLife Moderate Strategy Portfolio

Investment Objective: The MetLife Moderate Strategy Portfolio seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.

MetLife Balanced Strategy Portfolio

Investment Objective: The MetLife Balanced Strategy Portfolio seeks a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

MetLife Growth Strategy Portfolio

Investment Objective: The MetLife Growth Strategy Portfolio seeks growth of capital primarily through its investments in underlying portfolios that invest primarily in equity securities and secondarily through its investments in underlying portfolios that invest primarily in fixed income securities.

MetLife Aggressive Strategy Portfolio

Investment Objective: The MetLife Aggressive Strategy Portfolio seeks growth of capital through its investments in underlying portfolios that invest primarily in equity securities.

Merger of the Met/Putnam Research Portfolio into the Oppenheimer Capital Appreciation Portfolio

Effective November 22, 2004, the Met/Putnam Research Portfolio of the Met Investors Series Trust will be merged into the Oppenheimer Capital Appreciation Portfolio of the Met Investors Series Trust. The Oppenheimer Capital Appreciation Portfolio is an existing investment option under your contract. Following the date of the merger, the Met/Putnam Research Portfolio will no longer be an available investment option under your contract. On and after November 22, 2004, any purchase payments or transfers of account value, including transfers in connection with dollar cost averaging or rebalancing programs, allocated to the Met/Putnam Research Portfolio will automatically be invested in the Oppenheimer Capital Appreciation Portfolio. Any withdrawals or transfers of account value from the Met/Putnam Research Portfolio will automatically be withdrawn instead from the Oppenheimer Capital Appreciation Portfolio.

Anticipated Merger of MetLife Investors Distribution Company

with and into General American Distributors

Subject to regulatory approval, it is anticipated that on or about December 1, 2004, the principal underwriter of the contracts, MetLife Investors Distribution Company, will be merged with and into its affiliate, General American Distributors (“GAD”), a registered broker-dealer. As a result of the merger, GAD will become the principal underwriter of the contracts. As a part of the merger, the name of GAD will be changed to MetLife Investors Distribution Company and the executive offices will be changed to 22 Corporate Plaza Drive, Newport Beach, CA 92660. It is not anticipated that the merger will impact the distribution of the contracts or the level of compensation paid in connection with such distribution.

4

Prospectus Revision

The following replaces the paragraph immediately preceding “Met Investors Series Trust (Class B)” in the section entitled “Investment Options” in the prospectus:

An investment adviser or subadviser of an investment portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. The amount of this compensation is based upon a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.40%. Additionally, an investment adviser or subadviser of an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or other affiliate) with increased access to persons involved in the distribution of the contracts.

PLEASE READ AND RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR YOUR REFERENCE. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE.

5

METLIFE INVESTORS INSURANCE COMPANY

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE

FIRST METLIFE INVESTORS INSURANCE COMPANY

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

METLIFE INVESTORS USA INSURANCE COMPANY

METLIFE INVESTORS USA SEPARATE ACCOUNT A

SUPPLEMENT DATED NOVEMBER 22, 2004

TO

PROSPECTUSES DATED NOVEMBER 22, 2004

This Supplement updates information contained in the prospectus, dated November 22, 2004 for the Class/Series L - 4 Year variable annuity contracts issued by MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company and MetLife Investors USA Insurance Company (“we”, “us”, or “our”). This Supplement should be read and kept together with your contract prospectus for future reference. If you do not have a copy of the prospectus, write to us at 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901 or call us at (800) 343-8496 to request a free copy.

MetLife Asset Allocation Program

Effective November 22, 2004, we will be adding a new asset allocation program called the MetLife Asset Allocation Program. Asset allocation is the process of investing in different asset classes – such as equity funds, fixed income funds and money market funds – depending on your personal investing goals, tolerance for risk and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk of volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

If you elect to participate in the MetLife Asset Allocation Program, you must select one of five MetLife asset allocation portfolios (the “MetLife asset allocation portfolios” or “Portfolios”), in which to allocate your account value. Each of the MetLife asset allocation portfolios is a portfolio of the Met Investors Series Trust (Class B). Met Investors Advisory, LLC (“Met Investors Advisory”), an affiliate of ours, is the investment manager of the MetLife asset allocation portfolios. The five MetLife asset allocation portfolios are: the MetLife Defensive Strategy Portfolio, the MetLife Moderate Strategy Portfolio, the MetLife Balanced Strategy Portfolio, the MetLife Growth Strategy Portfolio and the MetLife Aggressive Strategy Portfolio. The Portfolios offered under the MetLife Asset Allocation Program will have management fees and administrative expenses of the type associated with the other investment portfolios available under the contracts.

Each Portfolio is well diversified and was designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in the Class A shares of other investment portfolios of the Met Investors Series Trust or of the Metropolitan Series Fund, Inc., which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable. Each Portfolio has a target allocation among the three types of asset classes (equity, fixed income and cash/money market). Met Investors Advisory establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the underlying investment portfolios in which a Portfolio invests based on, among other things, Met Investors Advisory’s investment process, its outlook for the economy, interest rates, financial markets and historical performance of each underlying investment portfolio and/or asset class. At least annually, Met Investors Advisory will evaluate each Portfolio’s asset

SUPP - FF - L4

allocations among equities, fixed income and cash/money market securities including the allocation within such asset classes and may make changes in the target allocations. At least approximately every 90 days, the Portfolios will be rebalanced to their previously established target allocations.

Met Investors Advisory has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Portfolios and investment in the underlying investment portfolios, which may assist Met Investors Advisory in determining the underlying investment portfolios which may be available for investment and with the selection of an allocation of each Portfolio’s investments among the underlying investment portfolios. Met Investors Advisory is responsible for paying the consulting fees.

For more information on the MetLife asset allocation portfolios and the underlying funds, you should refer to the prospectuses for such Portfolios and for the underlying investment portfolios.

Fees and Expenses

The Fee Table and Examples contained in the prospectus for the contracts describe the fees and expenses that you will pay when buying, owning and surrendering the contract. The following information supplements the “Investment Portfolio Expenses” table in the prospectus.

MetLife Asset Allocation Portfolio Expenses

(as a percentage of the average daily net assets of an investment portfolio)

Met Investors Series Trust	MetLife Defensive Strategy Portfolio(2)(3)	MetLife Moderate Strategy Portfolio(2)(3)	MetLife Balanced Strategy Portfolio(2)(3)	MetLife Growth Strategy Portfolio(2)(3)	MetLife Aggressive Strategy Portfolio(2)(3)
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%
12b-1/Service Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.94%	0.52%	0.52%	0.52%	0.94%

Total Annual Portfolio Expenses	1.29%	0.87%	0.87%	0.87%	1.29%

(1) Net Investment Portfolio Expenses After Expense Subsidy and/or Deferral (as a percentage of the average daily net assets of an investment portfolio)
Contractual Expense Subsidy or Deferral	0.94%	0.52%	0.52%	0.52%	0.94%
Net Total Annual Portfolio Expenses	0.35%	0.35%	0.35%	0.35%	0.35%

2

The Net Total Annual Portfolio Expenses in this Note reflect contractual arrangements under which the investment manager of the Portfolios has agreed to waive and/or pay expenses of the Portfolios. Each of these arrangements terminates on April 30, 2006 (excluding optional extensions). Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may be repaid to the investment manager. The Portfolios provided the information on their expenses, and we have not independently verified the information.

(2)	These Portfolios commenced operations on November 3, 2004 and Portfolio expenses are estimated for the year ended December 31, 2004.
(3)	Because the Portfolios invest in other underlying investment portfolios, each Portfolio also will bear its pro-rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee, which is not reflected in the above table. The total annual expenses of the Portfolios, including the operating expenses of the underlying investment portfolios (as of June 30, 2004) in which the Portfolios currently intend to invest, could range from 0.89% to 1.39% for the MetLife Defensive Strategy Portfolio, 0.89% to 1.39% for the MetLife Moderate Strategy Portfolio, 0.89% to 1.39% for the MetLife Balanced Strategy Portfolio, 0.89% to 1.39% for the MetLife Growth Strategy Portfolio and 0.95% to 1.39% for the MetLife Aggressive Strategy Portfolio. Therefore, contract owners may be able to realize lower aggregate expenses by investing directly in the underlying investment portfolios instead of the Portfolios. A contract owner who chooses to invest directly in the underlying investment portfolios would not, however, receive the asset allocation services provided by Met Investors Advisory.

Description of the MetLife Asset Allocation Portfolios

Brief descriptions of the MetLife asset allocation portfolios are provided below. For additional information about the Portfolios and the underlying investment portfolios in which the Portfolios invest, you should refer to the prospectuses for the Portfolios and the underlying investment portfolios.

MetLife Defensive Strategy Portfolio

Investment Objective: The MetLife Defensive Strategy Portfolio seeks a high level of current income with growth of capital, a secondary objective.

MetLife Moderate Strategy Portfolio

Investment Objective: The MetLife Moderate Strategy Portfolio seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.

MetLife Balanced Strategy Portfolio

Investment Objective: The MetLife Balanced Strategy Portfolio seeks a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

MetLife Growth Strategy Portfolio

Investment Objective: The MetLife Growth Strategy Portfolio seeks growth of capital primarily through its investments in underlying portfolios that invest primarily in equity securities and secondarily through its investments in underlying portfolios that invest primarily in fixed income securities.

MetLife Aggressive Strategy Portfolio

Investment Objective: The MetLife Aggressive Strategy Portfolio seeks growth of capital through its investments in underlying portfolios that invest primarily in equity securities.

Merger of Met/Putnam Research Portfolio into the Oppenheimer Capital Appreciation Portfolio

Effective November 22, 2004, the Met/Putnam Research Portfolio of the Met Investors Series Trust will be merged into the Oppenheimer Capital Appreciation Portfolio of the Met Investors Series Trust. The Oppenheimer Captial Appreciation

3

Portfolio is an existing investment option under your contract. Following the date of the merger, the Met/Putnam Research Portfolio will no longer be an available investment option under your contract. On and after November 22, 2004, any purchase payments or transfers of account value, including transfers in connection with dollar cost averaging or rebalancing programs, allocated to the Met/Putnam Research Portfolio, will automatically be invested in the Oppenheimer Capital Appreciation Portfolio. Any withdrawals or transfers of account value requested from the Met/Putnam Research Portfolio will automatically be withdrawn instead from the Oppenheimer Capital Appreciation Portfolio.

Anticipated Merger of the MetLife Investors Distribution Company

with and into General American Distributors

Subject to regulatory approval, it is anticipated that on or about December 1, 2004, the principal underwriter of the contracts, MetLife Investors Distribution Company, will be merged with and into its affiliate, General American Distributors (“GAD”), a registered broker-dealer. As a result of the merger, GAD will become the principal underwriter of the contracts. As a part of the merger, the name of GAD will be changed to MetLife Investors Distribution Company and the executive offices will be changed to 22 Corporate Plaza Drive, Newport Beach, CA 92660. It is not anticipated that the merger will impact the distribution of the contracts or the level of compensation paid in connection with such distribution.

Prospectus Revision

The following replaces the paragraph immediately preceding “Met Investors Series Trust (Class B)” in the section entitled “Investment Options” in the prospectus:

An investment adviser or subadviser of an investment portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. The amount of this compensation is based upon a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.40%. Additionally, an investment adviser or subadviser of an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or other affiliate) with increased access to persons involved in the distribution of the contracts.

PLEASE READ AND RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR YOUR REFERENCE. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE.

4

First MetLife Investors Insurance Company

First MetLife Investors Variable Annuity Account One

Supplement Dated November 1, 2004

to the Statement Of Additional Information Dated May 1, 2004 (as supplemented)

This is a supplement to the Statement of Additional Information dated May 1, 2004 for the Class VA, AA, B, A, XC, L-3 Year, L-4 Year, and C variable annuity contracts issued by First MetLife Investors Insurance Company. This supplement should be read in its entirety and kept together with your Statement of Additional Information (“SAI”) for future reference. If you do not have a copy of the SAI, write to us at 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901 or call us at (800) 343-8496 to request a free copy.

The supplement contains the financial statements of First MetLife Investors Insurance Company, which were reissued as of November 1, 2004 to reflect certain corporate transactions described in the Notes to the reissued financial statements. The reissued financial statements follow and replace the financial statements contained in the Statement of Additional Information dated May 1, 2004.

FMLI SAI VA, AA, B, A, XC

L-3 Year, L-4 Year, and C F/S

Independent Auditors’ Report

To the Board of Directors and Stockholder of

First MetLife Investors Insurance Company:

We have audited the accompanying balance sheets of First MetLife Investors Insurance Company (the “Company”) as of December 31, 2003 and 2002, and the related statements of income, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of First MetLife Investors Insurance Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants

Tampa, Florida

April 12, 2004, except for Note 11, as to which the date is November 1, 2004

FIRST METLIFE INVESTORS INSURANCE COMPANY

(a wholly owned subsidiary of MetLife Investors Insurance Company)

BALANCE SHEETS

DECEMBER 31, 2003 AND 2002

(Dollars in thousands, except share and per share data)

	2003	2002
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost: $169,960 and $129,202, respectively)	$175,607	$133,705
Short-term investments	2,554	604

Total investments	178,161	134,309
Cash and cash equivalents	3,768	17,974
Accrued investment income	1,963	1,527
Premiums and other receivables	239,360	222,222
Deferred policy acquisition costs	21,912	15,106
Deferred income taxes receivable	287	504
Other assets	3,925	246
Separate account assets	116,872	4,481

Total assets	$566,248	$396,369

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Future policy benefits	$248	$117
Policyholder account balances	399,229	346,118
Other policyholder funds	74	70
Current income taxes payable	1,508	1,925
Other liabilities	3,483	2,071
Separate account liabilities	116,872	4,481

Total liabilities	521,414	354,782

Stockholder’s Equity:
Common stock, par value $10 per share; 200,000 shares authorized,
issued and outstanding at December 31, 2003 and 2002	2,000	2,000
Additional paid-in capital	32,721	32,721
Retained earnings	7,925	5,577
Accumulated other comprehensive income	2,188	1,289

Total stockholder’s equity	44,834	41,587

Total liabilities and stockholder’s equity	$566,248	$396,369

See accompanying notes to financial statements.

FIRST METLIFE INVESTORS INSURANCE COMPANY

(a wholly owned subsidiary of MetLife Investors Insurance Company)

STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

(Dollars in thousands)

	2003	2002	2001
REVENUES
Premiums	$-	$86	$277
Investment-type product policy fees	1,097	278	65
Net investment income	8,543	8,773	9,828
Other revenues	17,702	13,738	255
Net investment gains (losses) (net of amounts allocable from deferred acquisition costs of $(155), $54 and $422, respectively)	(831)	170	208

Total revenues	26,511	23,045	10,633

EXPENSES
Policyholder benefits and claims	215	79	1,836
Interest credited to policyholder account balances	19,010	16,254	6,889
Other expenses (excludes amounts directly related to net investment gains (losses) of $(155), $54 and $422, respectively)	3,637	1,497	1,050

Total expenses	22,862	17,830	9,775

Income before provision for income taxes	3,649	5,215	858
Provision for income tax expense	1,301	1,800	295

Net income	$2,348	$3,415	$563

See accompanying notes to financial statements.

FIRST METLIFE INVESTORS INSURANCE COMPANY

(a wholly owned subsidiary of MetLife Investors Insurance Company)

STATEMENTS OF STOCKHOLDER’S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

(Dollars in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balance at December 31, 2000	$2,000	$32,721	$1,599	$549	$36,869
Comprehensive income:
Net income			563		563
Other comprehensive income:
Unrealized investment gains, net of related offsets, reclassification adjustments and income taxes				120	120

Comprehensive income					683

Balance at December 31, 2001	2,000	32,721	2,162	669	37,552
Comprehensive income:
Net income			3,415		3,415
Other comprehensive income:
Unrealized investment gains, net of related offsets, reclassification adjustments and income taxes				620	620

Comprehensive income					4,035

Balance at December 31, 2002	2,000	32,721	5,577	1,289	41,587
Comprehensive income:
Net income			2,348		2,348
Other comprehensive income:
Unrealized investment gains, net of related offsets, reclassification adjustments and income taxes				899	899

Comprehensive income					3,247

Balance at December 31, 2003	$2,000	$32,721	$7,925	$2,188	$44,834

See accompanying notes to financial statements.

FIRST METLIFE INVESTORS INSURANCE COMPANY

(a wholly owned subsidiary of MetLife Investors Insurance Company)

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

(Dollars in thousands)

	2003	2002	2001
Cash flows from operating activities
Net income	$2,348	$3,415	$563
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization expenses	-	-	7
Amortization of premiums and accretion of discounts associated with investments, net	528	(199)	(218)
(Gains) losses from sales of investments, net	986	(224)	(630)
Interest credited to other policyholder account balances	19,010	16,254	6,889
Investment-type product policy fees	(1,097)	(278)	(65)
Change in accrued investment income	(436)	(132)	(386)
Change in premiums and other receivables	(17,031)	(107,627)	(114,903)
Change in deferred policy acquisition costs, net	(6,567)	(5,207)	(7,800)
Change in insurance-related liabilities	106	146	41
Change in income taxes payable	(684)	726	13
Change in other liabilities	1,413	(4,830)	3,737
Other, net	301	11	350

Net cash used in operating activities	(1,123)	(97,945)	(112,402)

Cash flows from investing activities
Sales, maturities and repayments of fixed maturities	59,060	87,566	89,374
Purchases of fixed maturities	(101,488)	(84,835)	(135,438)
Net change in short-term investments	(1,950)	(32)	621
Other, net	50	(18)	4

Net cash (used in) provided by investing activities	(44,328)	2,681	(45,439)

Cash flows from financing activities
Policyholder account balances:
Deposits	151,308	117,523	159,409
Withdrawals	(120,063)	(12,444)	(13,852)

Net cash provided by financing activities	31,245	105,079	145,557

Change in cash and cash equivalents	(14,206)	9,815	(12,284)
Cash and cash equivalents, beginning of year	17,974	8,159	20,443

Cash and cash equivalents, end of year	$3,768	$17,974	$8,159

Supplemental disclosures of cash flow information:
Cash paid (refunded) during the year:
Interest	$9	$40	$-

Income taxes	$-	$(30)	$-

See accompanying notes to financial statements.

FIRST METLIFE INVESTORS INSURANCE COMPANY

(a wholly owned subsidiary of MetLife Investors Insurance Company)

NOTES TO FINANCIAL STATEMENTS

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business

First MetLife Investors Insurance Company (the “Company”), a New York domiciled life insurance company is a wholly owned subsidiary of MetLife Investors Insurance Company (“MLIIC”), a Missouri domiciled life insurance company. MLIIC is a wholly owned subsidiary of Cova Corporation, which is a wholly owned subsidiary of MetLife, Inc. (“MetLife”). At December 31, 2002 Cova Corporation was sold from General American Life Insurance Company, a wholly owned subsidiary of GenAmerica Financial, to MetLife.

The Company markets and services variable annuities, single premium deferred annuities (“SPDA”), and a traditional life product. The Company is licensed to do business in the state of New York. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders. Life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The New York State Insurance Department (the “Department”) recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

On January 6, 2000 GenAmerica and all of its holdings were acquired by Metropolitan Life Insurance Company (“Metropolitan Life”), a wholly owned subsidiary of MetLife. The acquisition was accounted for using the purchase method of accounting. The net purchase price attributed to the Company was approximately $34,446 thousand and was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition as if it took place on January 1, 2000.

The excess of the net purchase price over the fair value of net assets acquired of approximately $197 thousand was recorded as goodwill and has been amortized on a straight-line basis over 20 years through December 31, 2001 (see “Application of Accounting Pronouncements” below). This new basis of accounting resulted in an increase in shareholder’s equity of approximately $2,199 thousand on January 1, 2000. The company’s financial statements subsequent to January 1, 2000 reflect this new basis of accounting.

The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The critical accounting policies, estimates and related judgments underlying the

Company’s financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgements are common in the insurance and financial services industries; others are specific to the Company’s businesses and operations.

Certain amounts in the prior years’ financial statements have been reclassified to conform to the 2003 presentation.

Investments

The Company’s principal investments are in fixed maturities, which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) unfavorable changes in forecasted cash flows on asset-backed securities; and (vii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different assumptions may have a material effect on the estimated fair value amounts.

The Company’s fixed maturities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Short-term investments are stated at amortized cost, which approximates fair value.

Cash and Cash Equivalents

The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

Deferred Policy Acquisition Costs

The Company incurs significant costs in connection with acquiring new insurance business. These costs which vary with, and are primarily related to, the production of new business, are deferred. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management’s estimates of gross profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition cost (“DAC”), including value of business acquired (“VOBA”).

Costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

Actual gross profits can vary from management’s estimates resulting in increases or decreases in the rate of amortization. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these margins or estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

DAC for annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

VOBA, included as part of DAC, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits or premiums from such policies and contracts.

Future Policy Benefits

The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and annuities. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

Differences between the actual experience and assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses.

Goodwill

The excess of cost over the fair value of net assets acquired (“goodwill”) is included in other assets. On January 1, 2002 the Company adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 142, Goodwill and Other Intangible Assets (“SFAS 142”). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine if a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments are recognized in operating results when permanent diminution in value was deemed to have occurred.

Changes in goodwill were as follows:

	Years Ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Net Balance at January 1	$177	$177	$187
Amortization	-	-		(10)

Net Balance at December 31	$177	$177	$177

Recognition of Insurance Revenue and Related Benefits

Premiums related to annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to the amount of expected future policy benefit payments.

Deposits related to investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

Other Revenues

Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

Income Taxes

The Company applies the concepts of SFAS No. 109, Accounting for Income Taxes (“SFAS 109”), which establishes deferred tax assets and liabilities based upon the difference between the financial statement and tax bases of assets and liabilities using the enacted rates in effect for the year in which the differences are expected to reverse. SFAS 109 allows recognition of deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be realized.

Reinsurance

The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

In the normal course of business, the Company seeks to limit its exposure to losses on large risks by ceding risks to other insurance enterprises or reinsurers. Reinsurance activities are accounted for as consistent with the terms of the underlying contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers periodically.

Separate Accounts

Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the revenues of the company. Fees charged to contractholders, principally mortality, policy administration and surrender charges are included in investment type products fees.

Application of Recent Accounting Pronouncements

Effective December 31, 2003, the Company adopted EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (“EITF 03-1”). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under Statement of Financial Accounting Standards (“SFAS”) No. 115, Accounting for Certain Investments in Debt and Equity Securities. The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. (See Note 2). The initial adoption of EITF 03-1, which only required additional disclosures, did not have a material impact on the Company’s consolidated financial statements.

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (“SOP 03-1”). SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities, (ii) the accounting for sales inducements and (iii) separate account presentation and valuation. SOP 03-1 is effective for fiscal years beginning after December 15, 2003. As of January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits net of DAC and unearned revenue liability offsets under certain variable annuity contracts of approximately $13 thousand, net of income tax, which will be reported as a cumulative effect of a change in accounting. Industry standards and practices continue to evolve relating to the valuation of liabilities relating to these types of benefits, which may result in further adjustments to the Company’s measurement of liabilities associated with such benefits in subsequent accounting periods. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC, which has been the Company’s accounting treatment. This provision of SOP 03-1 will be applied prospectively to contracts. The adoption of SOP 03-1 did not have a material impact on the Company’s separate account presentation and valuation.

In April 2003, the Financial Accounting Standards Board (“FASB”) cleared Statement 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (“Issue B36”). Issue B36 concluded that (i) a company’s funds withheld payable and/or receivable under certain reinsurance arrangements, and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature must be measured at fair value on the balance sheet and changes in fair value reported in income.

Issue B36 became effective on October 1, 2003 did not have a significant impact on the Company’s financial statements.

Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (“FIN 45”). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company’s financial statements.

Effective January 1, 2002, the Company adopted SFAS 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The company did not amortize goodwill during 2003. Amortization of goodwill was $10 thousand for the year ended December 31, 2001. There was no impairment of intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

Effective January 1, 2002 the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS 144”). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of (“SFAS 121”), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations—Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions (“APB 30”). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 was adopted January 1, 2002. The adoption of SFAS 144 by the Company did not have a material impact on the Company’s financial statements at the date of adoption.

Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections (“SFAS 145”). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company’s financial statements.

Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities (“SFAS 146”). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity’s commitment to an exit plan as required by Emerging Issues Task Force (“EITF”) Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity Including Certain Costs Incurred in a Restructuring (“EITF 94-3”). The adoption of SFAS No. 146 by the Company did not have a material impact on the Company’s financial statements.

In July 2001, the U.S. Securities and Exchange Commission (“SEC”) released Staff Accounting Bulletin No. 102, Selected Loan Loss Allowance and Documentation Issues (“SAB 102”). SAB 102 summarizes certain of the SEC’s views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company’s financial statements.

Effective April 1, 2001, the Company adopted EITF No. 99-20, Recognition of Interest Income and Impairment on Certain Investments (“EITF 99-20”). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 had no material impact on the Company’s financial statements.

2.	INVESTMENTS

Fixed Maturities

Fixed maturities at December 31, 2003 were as follows:

	Amortized Cost	Gross Unrealized		Estimated Fair Value
		Gain	Loss
	(Dollars in thousands)
U.S. corporate securities	$96,100	$4,847	$263	$100,684
Mortgage-backed securities	27,308	92	340	27,060
Foreign corporate securities	7,625	298	-	7,923
U.S. treasuries/agencies	3,991	282	-	4,273
Asset-backed securities	21,273	459	20	21,712
Commercial mortgage-backed securities	11,251	142	58	11,335
Foreign government securities	2,412	208	-	2,620

Total fixed maturities	$169,960	$6,328	$681	$175,607

Fixed maturities at December 31, 2002 were as follows:

	Amortized Cost	Gross Unrealized		Estimated Fair Value
		Gain	Loss
	(Dollars in thousands)
U.S. corporate securities	$69,419	$3,754	$1,250	$71,923
Mortgage-backed securities	27,210	1,008	-	28,218
Foreign corporate securities	6,023	277	70	6,230
U.S. treasuries/agencies	3,977	357	-	4,334
Asset-backed securities	15,360	486	309	15,537
Commercial mortgage backed-securities	6,411	258	-	6,669
Foreign government securities	802	-	8	794

Total fixed maturities	$129,202	$6,140	$1,637	$133,705

The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $9,086 thousand and $5,614 thousand at December 31, 2003 and 2002, respectively. These securities had a net unrealized gain of $773 thousand and a net unrealized loss of $18 thousand at December 31, 2003 and 2002, respectively. The Company did not have any non-income producing fixed maturities.

The cost or amortized cost and estimated fair value of fixed maturities at December 31, 2003, by contractual maturity date, are shown below:

	Cost or Amortized Cost	Estimated Fair Value
	(Dollars in thousands)
Due in one year or less	$2,990	$3,056
Due after one year through five years	82,332	86,206
Due after five years through ten years	21,141	22,660
Due after ten years	3,665	3,578

Subtotal	110,128	115,500
Mortgage-backed and asset-backed securities	59,832	60,107

Total fixed maturities	$169,960	$175,607

Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sales of fixed maturities classified as available-for-sale were as follows:

	Years Ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Proceeds	$20,068	$57,231	$79,912
Gross investment gains	343	900	1,361
Gross investment losses	(482)	(660)	(951)

Gross investment losses above exclude writedowns recorded during 2003 for other than temporarily impaired available-for-sale securities of $897 thousand. There were no writedowns during 2002 and 2001.

Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

The following table shows the estimated fair values and gross unrealized losses of the Company’s fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position at December 31, 2003:

	Less than 12 Months		12 Months or more		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss
	(Dollars in thousands)
U.S. corporate securities	$9,993	$117	$779	$146	$10,772	$263
Mortgage-backed securities	17,076	340	-	-	17,076	340
Asset-backed securities	5,022	20	-	-	5,022	20
Commercial mortgage-backed securities	5,475	58	-	-	5,475	58

Total fixed maturities	$37,566	$535	$779	$146	$38,345	$681

There were no equity securities in a continuous unrealized loss position at December 31, 2003.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $968 thousand and $1,075 thousand at December 31, 2003 and 2002, respectively.

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Fixed maturities	$8,415	$8,770	$8,213
Cash, cash equivalents and short-term investments	137	142	1,595
Other	-	-	20

Total	8,552	8,912	9,828
Less: Investment expenses	9	139	-

Total net investment income	$8,543	$8,773	$9,828

Net Investment Gains (Losses)

Net investment gains (losses) were as follows:

	Years Ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Fixed maturities	$(1,036)	$240	$410
Other	50	(16)	220

Total	(986)	224	630
Amounts allocable to deferred policy acquisition cost	155	(54)	(422)

Total net investment gains (losses)	$(831)	$170	$208

Investment losses have been reduced by DAC to the extent that such amortization results from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

Net Unrealized Investment Gains

The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

	Years Ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Fixed maturities	$5,647	$4,503	$2,511
Amounts allocable to:
Deferred policy acquisition costs	(2,281)	(2,520)	(1,483)
Deferred income taxes	(1,178)	(694)	(359)

Total	(3,459)	(3,214)	(1,842)

Net unrealized investment gains	$2,188	$1,289	$669

The changes in net unrealized investment gains were as follows:

	Years Ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Balance at January 1	$1,289	$669	$549
Unrealized investment gains during the year	1,144	1,992	164
Unrealized investment gains (losses) relating to:
Deferred policy acquisition costs	239	(1,037)	19
Deferred income taxes	(484)	(335)	(63)

Balance at December 31	$2,188	$1,289	$669

Net change in unrealized investment gains	$899	$620	$120

3.	INSURANCE

Deferred Policy Acquisition Costs

Information regarding VOBA and DAC for the year ended December 31, 2003, 2002 and 2001 is as follows:

	Value of Business Acquired	Deferred Policy Acquisition Costs	Total
	(Dollars in thousands)
Balance at December 31, 2000	$1,642	$1,494	$3,136
Capitalizations	-	9,179	9,179

Total	1,642	10,673	12,315
Amortization allocated to:
Net investment gains	-	422	422
Unrealized investment gains (losses)	430	(449)	(19)
Other expenses	(4)	980	976

Total amortization	426	953	1,379

Balance at December 31, 2001	1,216	9,720	10,936
Capitalizations	-	5,624	5,624

Total	1,216	15,344	16,560

Amortization allocated to:
Net investment gains (losses)	-	54	54
Unrealized investment gains (losses)	(146)	1,183	1,037
Other expenses	178	185	363

Total amortization	32	1,422	1,454

Balance at December 31, 2002	1,184	13,922	15,106
Capitalizations	-	8,047	8,047

Total	1,184	21,969	23,153

Amortization allocated to:
Net investment gains (losses)	(10)	(145)	(155)
Unrealized investment gains (losses)	(92)	(147)	(239)
Other expenses	169	1,466	1,635

Total amortization	67	1,174	1,241

Balance at December 31, 2003	$1,117	$20,795	$21,912

The estimated future amortization expense for value of business acquired is $176 thousand in 2004, $161 thousand in 2005, $159 thousand in 2006, $154 thousand in 2007, and $148 thousand in 2008.

Amortization of VOBA and DAC is allocated to (i) investment gains and losses to provide statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of VOBA and DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Future Policy Benefits

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 9%.

Policyholder account balances for investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 3% to 11%, less expenses, mortality charges, and withdrawals.

Separate Accounts

The Company has non-guaranteed separate accounts totaling $116,872 thousand and $4,481 thousand at December 31, 2003 and 2002, respectively, for which the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company’s revenues as investment-type product policy fees and totaled $1,097 thousand, $278 thousand and $65 thousand for the years ended December 31, 2003, 2002 and 2001, respectively.

4.	REINSURANCE

Effective January 1, 2001, the Company entered into a reinsurance agreement with Metropolitan Life to automatically cede certain SPDA contracts issued on a 90% coinsurance basis. The agreement is considered to be financing and does not meet the conditions for reinsurance accounting under GAAP. There was no significant impact on the Company’s financial statements resulting from this transaction.

Effective July 1, 2002, the Company entered into a reinsurance agreement with Metropolitan Life to automatically cede variable annuity contracts issued on a 90% modified coinsurance basis. The agreement is treated as a financing agreement since it does not meet the conditions for reinsurance accounting under GAAP.

In 1991, the Company entered into a reinsurance agreement to cede 100% of the Company’s traditional life insurance policies and a block of annuities. The Company ceded liabilities of $1,782 thousand, $1,742 thousand and $1,728 thousand at December 31, 2003, 2002 and 2001, respectively.

The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The Company had no direct premiums at December 31, 2003. The Company had direct premiums of $86 thousand and $277 thousand at December 31, 2002 and 2001, respectively.

5.	INCOME TAXES

The provision for income taxes for operations was as follows:

	Years Ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Current:
Federal	$1,568	$685	$1,240
State	-	(29)	-
Deferred:
Federal	(267)	1,144	(945)

Provision for income tax expense	$1,301	$1,800	$295

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for operations were as follows:

	Years Ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Computed “expected” tax expense	$1,277	$1,825	$300
Increase (decrease) in income tax resulting from:
Tax preferred investment income	(2)	(2)	(9)
State tax net of federal benefit	-	(30)	-
Goodwill amortization	-	-	3
Other, net	26	7	1

Provision for income tax expense	$1,301	$1,800	$295

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

	December 31,
	2003	2002
	(Dollars in thousands)
Deferred tax assets:
Liability for future policy benefits	$8,478	$5,300
Tax basis of intangible assets purchased	639	1,016
Loss and credit carryforwards	176	554
Other, net	-	17

Total deferred tax assets	9,293	6,887

Deferred tax liabilities:
Deferred policy acquisition costs	7,292	5,002
Investments	430	687
Net unrealized investment gains	1,178	694
Other, net	106	-

Total deferred tax liabilities	9,006	6,383

Net deferred income tax asset	$287	$504

The Company has capital loss carryforwards of $503 thousand at December 31, 2003, which will expire between 2005 and 2008. A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the remaining deferred tax assets.

The Company had no valuation allowance related to tax benefits for the years ended December 31, 2003 and 2002.

The Company has been audited by the Internal Revenue Service for the years through and including 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company’s consolidated financial statements.

The Company joins MLIIC’s includable affiliates in filing a consolidated federal income tax return. Pursuant to the tax allocation agreement, the amounts due to affiliates are $1,508 thousand in 2003 and $1,925 thousand in 2002.

6.	COMMITMENTS AND CONTINGENCIES

Regulatory bodies have contacted the Company or its affiliates and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial services companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The Company or its affiliates are in the process of responding and are fully cooperating with regard to these information requests and inquiries. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company’s financial position.

Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company’s financial statements, have arisen in the course of the Company’s business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company’s compliance with applicable insurance and other laws and regulations.

Summary

It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s financial position, based on information currently known by the Company’s management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s net income or cash flows in particular quarterly or annual periods.

7.	EQUITY

Dividend Restrictions

Under the New York Insurance Law, the maximum amount of distributions which can be made to the Company’s parent in any given year, without prior approval by the New York Commissioner of Insurance, is equal to the lesser of (i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net statutory gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the New York Commissioner of Insurance. At December 31, 2003, the maximum amount of dividends the Company could pay MLIIC in 2004 without prior approval from the state insurance regulatory authorities is $3,765 thousand.

Statutory Equity and Income

Applicable insurance department regulations require that insurance companies prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, and valuing securities on a different basis.

As of December 31, 2001, New York Statutory Accounting Practices did not provide for deferred income taxes. The Department has adopted a modification to its regulations, effective December 31, 2002, with respect to the admissibility of deferred taxes by New York insurers, subject to certain limitations.

Statutory net income of the Company, as filed with the Department, was $4,318 thousand, $4,489 thousand and $1,476 thousand for the years ended December 31, 2003, 2002 and 2001, respectively; statutory capital and surplus, as filed was, $37,646 thousand and $32,616 thousand at December 31, 2003 and 2002, respectively.

The National Association of Insurance Commissioners (“NAIC”) adopted the Codification of Statutory Accounting Principles (the “Codification”), which is intended to standardize regulatory accounting and reporting to state insurance departments and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The adoption of the Codification in accordance with NAIC guidance would have increased the Company’s capital and surplus by approximately $700 thousand. The adoption of the Codification as modified by the Department, did not have any impact on the Company’s statutory capital and surplus as of January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on the Company’s statutory surplus and capital.

Other Comprehensive Income

The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002 and 2001 in other comprehensive income that are included as part of net income for the current year that have been reported as a part of other comprehensive income in the current or prior year:

	2003	2002	2001
	(Dollars in thousands)
Holding (losses) gains on investments arising during the year	$(318)	$2,415	$792
Income tax effect of holding gains or losses	111	(846)	(270)
Reclassification adjustments:
Recognized holding gains (losses) included in current year income	936	(224)	(410)
Amortization of premium and accretion of discount associated with investments	528	(199)	(218)
Recognized holding (losses) gains allocated to other policyholder amounts	(155)	54	422
Income tax effect	(458)	129	70
Allocation of holding gains (losses) on investments relating to other policyholder amounts	393	(1,091)	(403)
Income tax effect of allocation of holding gains or losses to other policyholder amounts	(138)	382	137

Other comprehensive income	$899	$620	$120

8.	OTHER EXPENSES

Other expenses were comprised of the following:

	Years Ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Compensation	$99	$24	$116
Commissions	5,666	5,430	7,500
Interest expense	9	40	-
Amortization of policy acquisition costs	1,635	363	976
Capitalization of policy acquisition costs	(8,047)	(5,624)	(9,179)
Other	4,275	1,264	1,637

Total other expenses	$3,637	$1,497	$1,050

9.	FAIR VALUE INFORMATION

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Amounts related to the Company’s financial instruments were as follows:

December 31, 2003	Carrying Value	Estimated Fair Value
	(Dollars in thousands)
Assets:
Fixed maturities	$175,607	$175,607
Short-term investments	$2,554	$2,554
Cash and cash equivalents	$3,768	$3,768
Liabilities:
Policyholder account balances	$399,229	$380,734

December 31, 2002	Carrying Value	Estimated Fair Value
	(Dollars in thousands)
Assets:
Fixed maturities	$133,705	$133,705
Short-term investments	$604	$604
Cash and cash equivalents	$17,974	$17,974
Liabilities:
Policyholder account balances	$346,118	$318,279

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

Fixed Maturities

The fair value of fixed maturities is based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

Cash and Cash Equivalents and Short-term Investments

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

Policyholder Account Balances

The fair value of policyholder account balances is estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

10.	RELATED PARTY TRANSACTIONS

Effective 2001, the Company entered into a Service Agreement, an Investment Management Agreement and a Principal Underwriters and Selling Agreement with its affiliated companies. Metropolitan Life provides management services, employees, policy administration functions and investment advice necessary to conduct the activities of the Company. MetLife Investors Group, Inc. (“MLIG”) and MetLife Investors Distribution Company, provide distribution services to the Company. Expenses charged to the Company for these distribution services are limited to amounts that effectively equal pricing expense levels. This results in residual expenses reflected in the results of MLIG. Expenses and fees paid to affiliated companies in 2003, 2002 and 2001 for the Company, recorded in other expenses were $2,231 thousand, $771 thousand and $1,160 thousand, respectively.

Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand alone entity.

11.	SUBSEQUENT EVENT

At October 1, 2004, the Company was sold from MLIIC to MetLife.

PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a. Financial Statements

The following financial statements of the Separate Account are included in Part B hereof:

1.	Report of Independent Auditors.

2.	Statement of Assets and Liabilities of December 31, 2003.

3.	Statement of Operations for the year ended December 31, 2003.

4.	Statements of Changes in Net Assets for the years ended December 31, 2003 and 2002.

5.	Notes to Financial Statements - December 31, 2003 and 2002.

The following financial statements of the Company are included in Part B hereof:

1.	Independent Auditors Report.

2.	Balance Sheets as of December 31, 2003 and 2002.

3.	Statements of Income for the years ended December 31, 2003, 2002 and 2001.

4.	Statements of Stockholder’s Equity for the years ended December 31, 2003, 2002 and 2001.

5.	Statements of Cash Flows for the years ended December 31, 2003, 2002 and 2001.

6.	Notes to Financial Statements.

b. Exhibits

1.	Resolution of Board of Directors of the Company authorizing the establishment of the Variable Account.(1)

2.	Not Applicable.

3.	Principal Underwriter’s Agreement.(4)

4. (i)	Individual Flexible Purchase Payment Deferred Variable Annuity Contract.(2)

(ii)	Fixed Account Rider.(2)

(iii)	Enhanced Dollar Cost Averaging Rider.(2)

(iv)	Three Month Market Entry Rider.(2)

(v)	Death Benefit Rider - (Annual Step-Up).(2)

(vi)	Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider.(2)

(vii)	Waiver of Withdrawal Charge for Terminal Illness Rider.(2)

(viii)	Individual Retirement Annuity Endorsement.(2)

(ix)	Roth Individual Retirement Annuity Endorsement.(2)

(x)	401 Plan Endorsement.(2)

(xi)	Tax Sheltered Annuity Endorsement.(2)

(xii)	Unisex Annuity Rates Rider.(2)

(xiii)	Simple Individual Retirement Annuity Endorsement.(2)

(xiv)	Endorsement (Name Change effective February 5, 2001. First MetLife Investors Insurance Company; formerly First Cova Life Insurance Company.(4)

(xv)	Individual Retirement Annuity Endorsement 6023.1 (9/02)(8)

(xvi)	Tax Sheltered Annuity Endorsement 6026.1 (9/02)(8)

(xvii)	Roth Individual Retirement Annuity Endorsement 6024.1 (9/02)(8)

(xviii)	401 (a)/403 (a) Plan Endorsement 6025.1 (9/02)(8)

(xix)	Simple Individual Retirement Annuity Endorsement 6276 (9/02)(8)

5.	Variable Annuity Application.(3)

6. (i)	Copy of Articles of Incorporation of the Company.(1)

(ii)	Copy of Amended and Restated Bylaws of the Company.(3)

7. (i)	Reinsurance Agreement between First MetLife Investors Insurance Company and Metropolitan Life Insurance Company.(5)

8. (i)	Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., MetLife Investors Distribution Company and First MetLife Investors Insurance Company (February 12, 2001)(3)

(ii)	Participation Agreement among Metropolitan Series Fund Inc., Metropolitan Life Insurance Company and First MetLife Investors Insurance Company (February 1, 2001)(3)

9.	Opinion and Consent of Counsel.(6)

10. (i) Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP). (filed herewith)
(ii) Consent of Counsel (Sutherland, Asbill & Brennan LLP). (filed herewith)
(iii) Consent of Counsel (First MetLife Insurance Company). (filed herewith)

11.	Not Applicable.

12.	Not Applicable.

13.	Powers of Attorney for James P, Bossert, Michael K. Farrell, Elizabeth M. Forget, George Foulke, Francis A. Goodhue, III, Richard A. Hemmings, Hugh C. McHaffie, Richard C. Pearson, Thomas A. Price, Jeffrey A. Tupper, Robert L. Davidow and Lisa S. Kuklinski.(6)

(1)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 to Form N-4 (File Nos. 033-74174 and 811-08306) as electronically filed on December 30, 1999.

(2)	incorporated herein by reference to Registrant’s Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on July 19, 2002.

(3)	incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on October 15, 2002.

(4)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7 to Form N-4 (File Nos. 033-74174 and 811-08306) as electronically filed on May 1, 2001.

(5)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on May 1, 2003.

(6)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 2 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on April 28, 2004.

(7)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 2 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on April 29, 2004.

(8)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on November 2, 2004.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:

Name and Principal Business Address	Positions and Offices with Depositor
Michael K. Farrell 22 Corporate Plaza Drive Newport Beach, CA 92660	Chairman of the Board, President, Chief Executive Officer and Director

Norse N. Blazzard 4401 West Tradewinds Avenue Suite 207 Lauderdale by the Sea, FL 33308	Director

James P. Bossert 22 Corporate Plaza Drive Newport Beach, CA 92660	Executive Vice President, Chief Financial Officer and Director

Robert L. Davidow 367 Stanwich Road Greenwich, CT 06830	Director

Elizabeth M. Forget 260 Madison Avenue New York, NY 10016	Executive Vice President and Director

George Foulke 501 Route 22 Bridgewater, NJ 08807	Director

Francis A. Goodhue, III Morgan Guaranty 345 Park Avenue New York, NY 10017	Director

Richard A. Hemmings Lord, Bissell & Brook 115 S. LaSalle Street Chicago, IL 60603	Director

Lisa S. Kuklinski Harborside Financial Center 600 Plaza II Jersey City NJ 07311	Director

Hugh C. McHaffie 501 Boylston Street Boston, MA 02116	Executive Vice President and Director

Thomas A. Price Bank of New York 1 Wall Street New York, NY 10286	Director

Kevin J. Paulson 4700 Westown Parkway West Des Moines, IA 50266	Senior Vice President

Richard C. Pearson 22 Corporate Plaza Drive Newport Beach, CA 92660	Executive Vice President, General Counsel, Secretary and Director

Helayne F. Klier 260 Madison Avenue New York, NY 10016	Executive Vice President

Jeffrey A. Tupper 22 Corporate Plaza Drive Newport Beach, CA 92660	Assistant Vice President and Director

Leonard M. Bakal 1 MetLife Plaza 27-01 Queens Plaza North	Vice President
Long Island City, NY 11101

Debora L. Buffington 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President, Director of Compliance

Betty Davis 1125 17th Street Suite 800 Denver, CO 80202	Vice President

Brian C. Kiel 501 Route 22 Bridgewater, NJ 08807	Vice President, Appointed Actuary

Christopher A. Kremer 501 Boylston Street Boston, MA 02116	Vice President

Marian J. Zeldin 501 Route 22 Bridgewater, NJ 08907	Vice President

Karen A. Johnson 501 Boylston Street Boston, MA 02116	Vice President

Deron J. Richens 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President

Anthony J. Williamson 1 MetLife Plaza 27-01 Queens Plaza North Long Island City, NY 11101	Treasurer

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of First MetLife Investors Insurance Company under New York state insurance law. First MetLife Investors Insurance Company is a wholly-owned direct subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. as of September 30, 2004. Subsequently, on October 1, 2004, First Metlife Investors Insurance Company was sold from Metlife Investors Insurance Company to Metlife, Inc.

ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES AS OF SEPTEMBER 30, 2004

The following is a list of subsidiaries of MetLife, Inc. updated as of September 30, 2004. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.	MetLife Group, Inc. (NY)

B.	MetLife Bank National Association (USA)

C.	Exeter Reassurance Company, Ltd. (Bermuda)

D.	MetLife Taiwan Insurance Company Limited (Taiwan)

E.	Metropolitan Insurance and Annuity Company (DE)

1.	TH Tower NGP, LLC (DE)

2.	Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Insurance and Annuity Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

3.	TH Tower Leasing, LLC (DE)

F.	MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G.	MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

1.	MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

a)	MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H.	MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

I.	MetLife Mexico Services, S.A. dè C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.	Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.	MetLife Securities, Inc. (DE)

L.	Enterprise General Insurance Agency, Inc. (DE)

1.	MetLife General Insurance Agency of Texas, Inc. (DE)

2.	MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.	Metropolitan Property and Casualty Insurance Company (RI)

1.	Metropolitan General Insurance Company (RI)

2.	Metropolitan Casualty Insurance Company (RI)

1

3.	Metropolitan Direct Property and Casualty Insurance Company (RI)

4.	Met P&C Managing General Agency, Inc. (TX)

5.	MetLife Auto & Home Insurance Agency, Inc. (RI)

6.	Metropolitan Group Property and Casualty Insurance Company (RI)

a)	Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

7.	Metropolitan Lloyds, Inc. (TX)

a)	Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

8.	Economy Fire & Casualty Company (IL)

a)	Economy Preferred Insurance Company (IL)

b)	Economy Premier Assurance Company (IL)

N.	Cova Corporation (MO)

1.	Texas Life Insurance Company (TX)

a)	Texas Life Agency Services, Inc. (TX)

b)	Texas Life Agency Services of Kansas, Inc. (KS)

2.	Cova Life Management Company (DE)

3.	MetLife Investors Insurance Company (MO)

a)	MetLife Investors Insurance Company of California (CA)

b)	First MetLife Investors Insurance Company (NY)

O.	Metropolitan Tower Life Insurance Company (DE)

P.	N.L. Holding Corp. (DEL) (NY)

1.	Nathan & Lewis Associates, Inc. (NY)

a)	Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

b)	Nathan and Lewis Associates of Texas, Inc. (TX)

Q.	Walnut Street Securities, Inc. (MO)

1.	Walnut Street Advisers, Inc. (MO)

R.	MetLife Investors Group, Inc. (DE)

1.	MetLife Investors USA Insurance Company (DE)

2.	MetLife Investors Distribution Company (DE)

3.	Met Investors Advisory, LLC (DE)

4.	MetLife Investors Financial Agency, Inc. (TX)

S.	MetLife International Holdings, Inc. (DE)

1.	Natiloportem Holdings, Inc. (DE)

2

a)	Servicios Administrativos Gen, S.A. de C.V. (Mexico)

2.	MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

3.	Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

4.	Metropolitan Life Seguros de Retiro S.A. (Argentina)- 99.9999% is owned by MetLife International Holdings, Inc. and 0.0001% is owned by Natiloportem Holdings, Inc.

5.	Metropolitan Life Seguros de Vida S.A. (Argentina)- 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

a)	Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Seguros de Retiro S.A.

6.	MetLife Insurance Company of Korea Limited (South Korea)

7.	Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

T.	Metropolitan Life Insurance Company (NY)

1.	334 Madison Avenue BTP-D Holdings, LLC (DE)

2.	334 Madison Avenue BTP-E Holdings, LLC (DE)

3.	334 Madison Avenue Euro Investments, Inc. (DE)

a)	Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

(1)	Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

4.	St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

5.	One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

6.	CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

7.	GA Holding Corp. (MA)

8.	CRH Co., Inc. (MA)

9.	L/C Development Corporation (CA)

10.	Benefit Services Corporation (GA)

11.	Thorngate, LLC (DE)

12.	Alternative Fuel I, LLC

13.	Transmountain Land & Livestock Company (MT)

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14.	MetPark Funding, Inc. (DE)

15.	HPZ Assets LLC (DE)

16.	MetDent, Inc. (DE)

17.	Missouri Reinsurance (Barbados), Inc. (Barbados)

18.	Metropolitan Tower Realty Company, Inc. (DE)

19.	P.T. MetLife Sejahtera (Indonesia)-95.21% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

20.	MetLife (India) Private Ltd. (India)

21.	Metropolitan Marine Way Investments Limited (Canada)

22.	MetLife Private Equity Holdings, LLC (DE)

23.	Sino-US MetLife Insurance Company, Ltd (China)- 50% of Sino-US MetLife Insurance Company is held by Metropolitan Life Insurance Company

24.	23rd Street Investments, Inc. (DE)

a)	Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

b)	Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

25.	Metropolitan Realty Management, Inc. (DE)

a)	Cross & Brown Company (NY)

(1)	CBNJ, Inc. (NJ)

26.	Hyatt Legal Plans, Inc. (DE)

a)	Hyatt Legal Plans of Florida, Inc. (FL)

27.	MetLife Holdings, Inc. (DE)

a)	MetLife Credit Corp. (DE)

b)	MetLife Funding, Inc. (DE)

28.	SSRM Holdings, Inc. (DE)- Employees of State Street Research & Management Company owned a total of 59,616 restricted shares and options for an additional 197,897 restricted shares of common stock of SSRM Holdings, Inc.

a)	State Street Research & Management Company (DE)

(1)	State Street Research Investment Services, Inc. (MA)

b)	SSR Realty Advisors, Inc. (DE)

(1)	Metric Management, Inc. (DE)

(2)	Metric Assignor, Inc. (CA)

(3)	SSR AV, Inc. (DE)

(4)	SSR Development Partners LLC (DE)

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(5)	Metric Property Management, Inc. (DE)

(6)	Metric Realty (IL) - 50% is owned by SSR Realty Advisors, Inc. and 50% is owned by Metric Property Management, Inc.

29.	Bond Trust Account A (MA)

30.	Metropolitan Asset Management Corporation (DE)

a)	MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

(1)	MetLife Capital CFLI Holdings, LLC (DE)

(a)	MetLife Capital CFLI Leasing, LLC (DE)

b)	MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

c)	MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

d)	MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

e)	MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

f)	MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

31.	New England Life Insurance Company (MA)

a)	MetLife Advisers, LLC (MA)

b)	New England Securities Corporation (MA)

(1)	Hereford Insurance Agency, Inc. (MA)

c)	Newbury Insurance Company, Limited (Bermuda)

d)	New England Pension and Annuity Company (DE)

e)	Omega Reinsurance Corporation (AZ)

32.	GenAmerica Financial Corporation (MO)

a)	GenAmerica Capital I (DE)

b)	General American Distributors, Inc. (MO)

c)	General American Life Insurance Company (MO)

(1)	Paragon Life Insurance Company (MO)

(2)	GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation is owned by General American Life Insurance Company.

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(3)	Krisman, Inc. (MO)

(4)	White Oak Royalty Company (OK)

(5)	Equity Intermediary Company (MO)

(a)	Reinsurance Group of America, Incorporated (MO)- 51.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company.

(i)	Reinsurance Company of Missouri, Incorporated (MO)

(A)	RGA Reinsurance Company (MO)

(aa)	Fairfield Management Group, Inc. (MO)

(a.1)	Reinsurance Partners, Inc. (MO)

(a.2)	Great Rivers Reinsurance Management, Inc. (MO)

(a.3)	RGA (U.K.) Underwriting Agency Limited (United Kingdom)

(ii)	Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

(iii)	RGA Sigma Reinsurance SPC (Cayman Islands)

(iv)	RGA Capital Trust I (DE)

(v)	RGA Americas Reinsurance Company, Ltd.

(Barbados)

(vi)	RGA Reinsurance Company (Barbados) Ltd.

(Barbados)

(A)	RGA Financial Group, L.L.C. (DE)- 80% of RGA Financial Group, L.L.C. is held by RGA Reinsurance Company (Barbados) Ltd. and 20% of RGA Financial Group, LLC is held by RGA Reinsurance Company

(vii)	RGA Life Reinsurance Company of Canada (Canada)

(viii)	RGA International Corporation (Nova Scotia)

(A)	RGA Financial Products Limited (Canada)

(ix)	RGA Holdings Limited (U.K.) (United Kingdom)

(A)	RGA UK Services Limited (United Kingdom)

(B)	RGA Capital Limited U.K. (United Kingdom)

(C)	RGA Reinsurance (UK) Limited (United Kingdom)

(x)	RGA South African Holdings (Pty) Ltd. (South Africa)

(A)	RGA Reinsurance Company of South Africa Limited (South Africa)

(xi)	RGA Australian Holdings PTY Limited (Australia)

(A)	RGA Reinsurance Company of Australia Limited (Australia)

(B)	RGA Asia Pacific PTY, Limited (Australia)

(xii)	General American Argentina Seguros de Vida, S.A. (Argentina)

(xiii)	RGA Argentina S.A. (Argentina)

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(xiv)	Malaysia Life Reinsurance Group Berhad (Malaysia)- 30% interest of Malaysia Life Reinsurance Group Berhad is held by Reinsurance Group of America, Incorporated.

(xv)	RGA Technology Partners, Inc. (MO)

(xvi)	RGA International Reinsurance Company (Ireland)

The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

4) Mezzanine Investment Limited Partnerships (“MILPs”), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

5) New England Life Insurance Company (“NELICO”), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer’s shares.

7) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

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ITEM 27. NUMBER OF CONTRACT OWNERS

As of September 30, 2004, there were 481 qualified contract owners and 380 non-qualified contract owners of Class L 3 year contracts.

ITEM 28. INDEMNIFICATION

The Bylaws of the Company (Article VII, Section VII.1) provide that:

The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in the first two paragraphs of this Article VII, shall be entitled to indemnification as authorized in such paragraphs. Except as provided in the preceding sentence and unless ordered by a court, any indemnification under such paragraphs shall be made by the Corporation, only if authorized in the specific case:

(1)	By the Board of Directors acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director, officer or employee has met the standard of conduct set forth in the first two paragraphs of this Article VII, as the case may be or

(2)	If such a quorum is not obtainable with due diligence or, even if obtainable, a quorum of disinterested directors so directs,

(a)	By the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in the first two paragraphs of this Article VII has been met by such director, officer or employee, or

(b)	By the shareholders upon a finding that the director, officer or employee has met the applicable standard of conduct set forth in such paragraphs.

Expenses, including attorneys’ fees, incurred in defending a civil or criminal action or a proceeding may be paid by the Corporation in advance of the final disposition of such action or proceeding, if authorized in accordance with the preceding paragraph, subject to repayment to the Corporation in case the person receiving such advancement is ultimately found, under the procedure set forth in this Article VII, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced by the Corporation exceed the indemnification to which he or she is entitled.

Nothing herein shall affect the right of any person to be awarded indemnification or, during the pendency of litigation, an allowance of expenses, including attorneys’ fees, by a court in accordance with the law.

If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders, the Corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and in any event, within fifteen months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

The Corporation shall have the power, in furtherance of the provisions of this Article VII, to apply for, purchase and maintain insurance of the type and in such amounts as is or may hereafter be permitted by Section 726 of the Business Corporation Law.

No payment of indemnification, advancement or allowance under Sections 721 to 726, inclusive, of the Business Corporation Law shall be made unless a notice has been filed with the Superintendent of Insurance of the State of New York, not less than thirty days prior to such payment, specifying the persons to be paid, the amounts to be paid, the manner in which such payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)	MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):

Met Investors Series Trust;

MetLife Investors USA Separate Account One;

MetLife Investors Variable Annuity Account One;

MetLife Investors Variable Annuity Account Five;

MetLife Investors Variable Life Account One; and

MetLife Investors Variable Life Account Five.

(b)	MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 22 Corporate Plaza Drive, Newport Beach, CA 92660.

Name and Principal Business Address	Positions and Offices with Underwriter
Richard C. Pearson 22 Corporate Plaza Drive Newport Beach, CA 92660	President and Director

Elizabeth M. Forget 260 Madison Avenue New York, NY 10016	Executive Vice President, Chief Marketing Officer and Director

Edward C. Wilson 22 Corporate Plaza Drive Newport Beach, CA 92660	Executive Vice President, Chief Distribution Officer and Director

James P. Bossert 22 Corporate Plaza Drive Newport Beach, CA 92660	Director

Michael K. Farrell 22 Corporate Plaza Drive Newport Beach, CA 92660	Director

Lisa S. Kuklinski Harborside Financial Center 600 Plaza II Jersey City, NJ 07311	Director

Paul Hipworth 22 Corporate Plaza Drive Newport Beach, CA 92660	Executive Vice President, Chief Financial Officer

Paul A. LaPiana 22 Corporate Plaza Drive Newport Beach, CA 92660	Executive Vice President, Life Insurance Distribution Division

Helayne F. Klier 260 Madison Avenue New York, NY 10016	Executive Vice President and Director

Leslie Sutherland 22 Corporate Plaza Drive Newport Beach, CA 92660	Executive Vice President, Chief Sales Officer

Charles M. Deuth 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President, National Accounts and Director

Debora L. Buffington 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President, Director of Compliance

Anthony J. Dufault 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President

James R. Fitzpatrick 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President

Paul M. Kos 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President

Deron J. Richens 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President

Paul A. Smith 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President

Cathy Sturdivant 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President

Paulina Vakouros 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President

Jonnie L. Crawford 22 Corporate Plaza Drive Newport Beach, CA 92660	Secretary

Anthony J. Williamson 1 MetLife Plaza 27-01 Queens Plaza North Long Island City, NY 11101	Treasurer

(c)	Compensation From the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1)	(2)	(3)	(4)	(5)
Name Of Principal Underwriter	Net Underwriting Discounts And Commissions	Compensation On Redemption	Brokerage Commissions	Other Compensation
MetLife Investors Distribution Company	$6,366,843	0	0	0

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

(a)	Registrant
(b)	Metlife Annuity Operations, 27000 Westown Parkway, Bldg. 4, Suite 200, West Des Moines, IA 50266
(c)	State Street Bank & Trust Company, 225 Franklin Street, Boston, MA 02110
(d)	MetLife Investors Distribution Company, 22 Corporate Plaza Drive, Newport Beach, CA 92660
(e)	MetLife Investors Insurance Company, 22 Corporate Plaza Drive, Newport Beach, CA 92660
(f)	Metropolitan Life Insurance Company, 4010 Boy Scout Blvd., Tampa, FL 33607
(g)	Metropolitan Life Insurance Company, 501 Boylston Street, Boston, MA 02116
(h)	Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166

ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32. UNDERTAKINGS

a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d. First MetLife Investors Insurance Company (Company) hereby represents that the fees and charges deducted under the Contracts described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

REPRESENTATIONS

The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer’s Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of New York and State of New York on this 1st day of November 2004.

FIRST METLIFE INVESTORS VARIABLEANNUITY ACCOUNT ONE (Registrant)

By:	FIRST METLIFE INVESTORS INSURANCE COMPANY

By:	/s/ Michael K. Farrell
Michael K. Farrell President and Chief Executive Officer

FIRST METLIFE INVESTORS INSURANCE COMPANY (Depositor)

By:	/s/ Michael K. Farrell
Michael K. Farrell President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 1, 2004.

/s/Michael K. Farrell* Michael K. Farrell	Chairman of the Board, Chief Executive Officer, President and Director

/s/James P. Bossert* James P. Bossert	Executive Vice President and Chief Financial Officer (Principal Accounting Officer) and Director

Norse N. Blazzard	Director

/s/Robert L. Davidow* Robert L. Davidow	Director

/s/Elizabeth M. Forget* Elizabeth M. Forget	Director

/s/George Foulke* George Foulke	Director

/s/Francis A. Goodhue, III* Francis A. Goodhue, III	Director

/s/Richard A. Hemmings* Richard A. Hemmings	Director

/s/Lisa S. Kuklinski* Lisa S. Kuklinski	Director

/s/Hugh C. McHaffie* Hugh C. McHaffie	Director

/s/Richard C. Pearson* Richard C. Pearson	Director

/s/Thomas A. Price* Thomas A. Price	Director

/s/Jeffrey Tupper* Jeffrey A. Tupper	Director

*By:	/s/ Michele H. Abate
Michele H. Abate, Attorney-in-Fact November 1, 2004

*	First MetLife Investors Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney incorporated by reference herein to Registrant’s Post-Effective Amendment No. 2 to Form N-4 (File Nos. 333-96775/811-08306) filed as Exhibit 14 on April 29, 2004.

INDEX TO EXHIBITS

10 (i)	Consent of Independent Registered Public Accounting Firm

10 (ii)	Consent of Counsel (Sutherland Asbill & Brennan LLP)

10 (iii)	Consent of Counsel (First Metlife Investors Insurance Company)